Exhibit 99.1

PLUMAS BANCORP

PRESS RELEASE

Plumas Bancorp Announces Chief Financial Officer Transition

Richard Belstock to continue with Plumas Bank as Special Assistant to the President

QUINCY, California, October 22, 2026 - Plumas Bancorp (Nasdaq: PLBC), the holding company for Plumas Bank, announced today that Richard Belstock will retire from his position as Executive Vice President and Chief Financial Officer of Plumas Bancorp and Plumas Bank effective January 1, 2027. The Board of Directors has appointed Kelsey Cassinelli, currently Senior Vice President and Principal Accounting Officer, to succeed Mr. Belstock as Executive Vice President, Chief Financial Officer and Principal Financial Officer effective the same date.

Following his retirement as Chief Financial Officer, Mr. Belstock will continue with Plumas Bank as Special Assistant to the President. In this role, he will support the President and the Bank's executive management team during the leadership transition and on other matters as requested. Mr. Belstock has served as Executive Vice President and Chief Financial Officer of Plumas Bancorp and Plumas Bank since 2011.

"Rick has provided dedicated financial leadership to Plumas Bancorp and Plumas Bank, and we appreciate his many contributions to the organization," said Andy Ryback, President and Chief Executive Officer. "We are also pleased that Rick has agreed to remain with the Bank in a continuing role and provide support during this transition."

Ms. Cassinelli currently serves as Senior Vice President and Principal Accounting Officer of Plumas Bancorp and Plumas Bank. She is a member of the Company's finance leadership team and has responsibilities relating to accounting and financial reporting. Prior to joining Plumas Bancorp and Plumas Bank in April, 2026, she held various positions at KPMG LLP since 2016, most recently serving as a senior manager specializing in financial reporting, audit leadership and complex regulatory matters.

Mr. Ryback continued, "Kelsey has demonstrated strong accounting and financial reporting expertise and a thorough understanding of our organization. The Board and management team are confident in her ability to assume the Chief Financial Officer role and help lead the Company forward."

About Plumas Bancorp

Plumas Bancorp is the bank holding company for Plumas Bank, a full-service community bank serving customers in Northern California and Northern Nevada.

Cautionary Note Regarding Forward-Looking Statements

This press release may contain forward-looking statements regarding the Company's leadership transition and future operations. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied.

Plumas Bancorp (the “Company”) intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Future events are difficult to predict, and the expectations described above are necessarily subject to risk and uncertainty that may cause actual results to differ materially and adversely.

Forward-looking statements include statements regarding management’s expectations concerning future events, such the performance of the Company and its management any other statements other than statements of historical facts. Forward-looking statements often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may." These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties, and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company's ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations; changes in interest rates; changes in the Company’s capital needs; new litigation or changes in existing litigation; competitive challenges and expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company's operations or business; loss of key personnel; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. For a discussion of these risks and other factors, please see the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and any subsequent quarterly reports on Form 10-Q, and in other documents the Company files with the Securities and Exchange Commission from time to time.

The Company undertakes no obligation to update any forward-looking statement except as required by law.

Contact

Plumas Bancorp
Investor Relations
(530) 283-7305